Exhibit 99.1

Menlo Therapeutics Appoints Andrew Saik as Chief Financial Officer

BRIDGEWATER, N.J., March 24, 2020 -- Menlo Therapeutics Inc. (Nasdaq: MNLO) (“Menlo” or the “Company”), a biopharmaceutical company focused on developing and commercializing proprietary therapies to address unmet needs in dermatology, appointed Andrew Saik as Chief Financial Officer and Treasurer, effective March 23, 2020. Mr. Saik will report to David Domzalski, Chief Executive Officer, and will be responsible for leading the Company’s global finance operations, including, financial planning and analysis, investor relations, accounting, tax, treasury, supply chain and information technology. He will be based at the Company’s headquarters in Bridgewater, New Jersey.

“Andrew is an accomplished CFO and brings a wealth of experience to the senior management team at Menlo,” said David Domzalski, Chief Executive Officer of Menlo Therapeutics. “His experience includes shaping financial strategy, leading successful M&A transactions, integrating global company and product acquisitions, cash management, and investor relations. In addition, his broad global business expertise, which encompasses commercial pharmaceutical operations, manufacturing and supply chain management, will bring depth and breadth to Menlo’s executive leadership team at this time of growth for our company.”

Mr. Saik said “Menlo is positioned to be a market leader in therapeutic dermatology, and I am thrilled to be joining at this exciting time. We have a differentiated commercial-stage product in acne and a compelling portfolio of late stage dermatology assets. Having had previous experience with dermatology products I recognize that companies such as Menlo, with differentiated offerings and the ability to commercialize multiple products in the near-term, can help lead successful consolidation in the sector. The Company has shown a commitment to serving the needs of dermatology patients and I look forward to applying my experience through the next phase of growth.”

Mr. Saik has over 20 years of accounting, finance, and general management experience at domestic and international companies. He was most recently CFO at PDS Biotechnology, Inc. (formerly Edge Therapeutics). Prior to PDS he was CFO at Vertice Pharma, LLC, a Warburg Pincus-backed company. Previously, he was CFO at Auxilium Pharmaceuticals, Inc., where he helped lead the execution of Auxilium's growth strategy culminating in the sale of the company for $2.6 billion at an 85% share price premium. Prior to Auxilium, he was Senior Vice President, Finance and Treasurer at Endo Health Solutions, Inc., where he was responsible for internal and external reporting, global consolidations of M&A transactions, cash management, debt financing and risk management. During his tenure at Endo, he helped complete the acquisition of Paladin Labs and restructured $3B of debt into a new corporate structure. Prior to Endo, Mr. Saik served in senior financial management roles with increasing responsibility at Valeant Pharmaceuticals International, including Senior Vice President, Finance and CFO of the Specialty Pharmaceutical Business which included its dermatology franchise. Mr. Saik holds a Master of Business Administration from the University of Southern California and a Bachelor of Arts from the University of California, Los Angeles.

Ilan Hadar, Menlo’s current Chief Financial Officer and Treasurer, will remain through a transition period in establishing U.S. financial operations. “Ilan has played an instrumental role in helping to build Foamix, now Menlo, into a fully-integrated, commercial-stage pharmaceutical company. On behalf of the Board of Directors and all of Menlo’s employees, I would like to thank Ilan for the significant contributions he has made at Foamix, and now with Menlo Therapeutics. We wish him well in his future endeavors,” stated Mr. Domzalski.

About Menlo Therapeutics

Menlo Therapeutics Inc. recently combined with Foamix Pharmaceuticals Ltd. (“Foamix”) to form a different type of biopharmaceutical company working to solve some of today’s most difficult therapeutic challenges in dermatology and beyond. Foamix is now a wholly-owned subsidiary of Menlo.

With expertise in topical medicine innovation as a springboard, the Company is working to develop and commercialize a variety of solutions using its proprietary Molecule Stabilizing Technology (MST™), and has received FDA approval for the world’s first topical minocycline, AMZEEQ™ (minocycline) topical foam, 4%. In addition, the Company is focused on the development of serlopitant, a once-daily oral NK-1 receptor antagonist, as a novel potential treatment option for pruritus associated with prurigo nodularis.

For more information about Menlo or its investigational products, visit www.menlotherapeutics.com. Menlo may use its website to comply with its disclosure obligations under Regulation FD. Therefore, investors should monitor Menlo’s website in addition to following its press releases, filings with the U.S. Securities and Exchange Commission, public conference calls, and webcasts.

Cautionary Statement Regarding Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding expectations with respect to the anticipated announcement of results of Menlo’s clinical trials for pruritus associated with prurigo nodularis, statements regarding the development and commercialization of Menlo’s products and product candidates and other statements regarding the future expectations, plans and prospects of Menlo. All statements in this press release which are not historical facts are forward-looking statements. Any forward-looking statements are based on Menlo’s current knowledge and its present beliefs and expectations regarding possible future events and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those set forth or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, any adverse effects related to the global COVID-19 pandemic, Menlo’s ability to successfully integrate the two companies; the achievement of certain expected cost synergies; the outcome of any legal proceedings related to the merger; the outcome and cost of clinical trials for current and future product candidates, including those for serlopitant; determination by the FDA that results from Menlo’s clinical trials are not sufficient to support registration or marketing approval of product candidates; adverse events associated with the commercialization of AMZEEQ™; the outcome of pricing, coverage and reimbursement negotiations with third party payors for AMZEEQ™ or any other products or product candidates that Menlo may commercialize in the future; whether, and to what extent, third party payors impose additional requirements before approving AMZEEQ™ prescription reimbursement; the eligible patient base and commercial potential of AMZEEQ™ or any of Menlo’s other product or product candidates; risks that Menlo’s intellectual property rights, such as patents, may fail to provide adequate protection, may be challenged and one or more claims may be revoked or interpreted narrowly or will not be infringed; risks that any of Menlo’s patents may be held to be narrowed, invalid or unenforceable or one or more of Menlo’s patent applications may not be granted and potential competitors may also seek to design around Menlo’s granted patents or patent applications; additional competition in the acne and dermatology markets; inability to raise additional capital on favorable terms or at all; Menlo’s ability to recruit and retain key employees; and Menlo’s ability to stay in compliance with applicable laws, rules and regulations. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Menlo’s actual results to differ from those contained in the forward-looking statements, see the sections titled “Risk Factors” in (i) Menlo’s most recent annual report on Form 10-K, (ii) Foamix’s most recent annual report on Form 10-K and (iii) Menlo’s definitive joint proxy statement/prospectus filed with the U.S. Securities and Exchange Commission under Rule 424(b)(3) on January 7, 2020, as well as discussions of potential risks, uncertainties, and other important factors in Menlo’s subsequent filings with the U.S. Securities and Exchange Commission. Although Menlo believes these forward-looking statements are reasonable, they speak only as of the date of this announcement and Menlo undertakes no obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as otherwise required by law. Given these risks and uncertainties, you should not rely upon forward-looking statements as predictions of future events.

Media Relations:

Vusi Moyo

Zeno Group

312-396-9703

vusi.moyo@zenogroup.com

Investor Relations:

Joyce Allaire

LifeSci Advisors, LLC

646-889-1200

jallaire@lifesciadvisors.com